Dreyfus New Jersey Municipal Bond Fund, Inc.

SEMIANNUAL REPORT June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus New Jersey Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New Jersey Municipal Bond Fund, Inc., covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario could be positive for the municipal bond market. Better economic times should help support the fiscal health of the states, cities, towns and other municipalities that issue tax-exempt bonds. Because municipal bonds tend to respond to supply-and-demand forces, a stronger economy may benefit the municipal marketplace.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus New Jersey Municipal Bond Fund, Inc. perform during the period?

For the six-month period ended June 30, 2001, the fund produced a total return of 2.80%. (1) In comparison, the fund's peer group, the Lipper New Jersey Municipal Debt Funds category average, produced a total return of 2.87% for the same period.(2)

We attribute the fund's performance to its relatively heavy weighting in bonds in the three highest credit rating categories (A or better) during a period of little change in long-term interest rates. Since the fund held a smaller percentage of lower rated, higher yielding securities than many of its peers during the reporting period, its total return slightly lagged that of its peers during periods of little price volatility. We currently feel that it is prudent to sacrifice the potential extra yield associated with higher risk credits, as the incremental income does not outweigh the risk associated with an uncertain economy.

What is the fund's investment approach?

Our goal is to seek as high a level of current income exempt from federal and New Jersey personal income taxes as is consistent with the preservation of capital.

To achieve this objective, we employ two primary strategies. First, because New Jersey issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors in the New Jersey municipal bond market. We look at such criteria as a bond's yield, price, age, creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for investment-grade bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we generally do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration in antic-

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

When the reporting period began, slower retail sales, higher energy prices and more frequent workforce layoffs had already adversely affected economic growth and consumer confidence. The Federal Reserve Board (the "Fed") began to take aggressive steps in early January 2001 to avoid a recession and stimulate economic growth, when it implemented the first of the reporting period's six short-term interest-rate cuts, for a total reduction of 2.75 percentage points. The short maturity range of the municipal market took its cue from the Fed as yields of such bonds dropped dramatically. This resulted in a much steeper municipal yield curve as rates on the long end of the market showed little change during the reporting period.

Although longer term municipals were virtually unchanged, they did perform better than taxable bonds, as Treasury bond yields rose and prices declined during the reporting period. Some of the municipal bond market's strong relative performance can be attributed to investors fleeing a declining stock market, which strengthened demand, especially in the intermediate-term maturity range. A lack of new-issue supply among New Jersey securities also positively impacted the market. In this environment, we maintained the fund's weighted average maturity at a point that was in line with its peer group average, enabling us to maintain yields without what we perceived as undue risks. To capitalize on the strong demand for tax-exempt securities in New Jersey, we sold bonds whose prices were boosted by individual investors' interest and which had limited room for price appreciation.

We reinvested the proceeds of those sales in high quality bonds that we believe have the potential for advance refunding and that are selling at modest premiums. Such bonds tend to appreciate during market rallies, and generally hold their values better than other structures during market declines, as investors are typically willing to pay higher prices for the added protection that fuller coupons provide during downturns.

What is the fund's current strategy?

After six interest-rate cuts in as many months, we have seen signs that an economic recovery may be imminent. If so, demand from individual investors may slacken as stocks and other growth investments become more attractive. Conversely, if the economy deteriorates further, demand for high quality bonds may remain strong. Accordingly, we have maintained our neutral posture and stand ready to extend or reduce the fund's weighted average maturity when the market's direction becomes clearer. In addition, to protect the fund against the possibility of credit deterioration should the economy weaken further, we have recently focused more intently on quality, increasing the fund's holdings of insured and triple-A rated bonds.(3)

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.


                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.6%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--88.5%

Atlantic County Utilities Authority,

  Solid Waste System Revenue:

      7%, 3/1/2008                                                                            4,250,000                4,199,042

      7.125%, 3/1/2016                                                                        6,650,000                6,515,470

Bayonne Municipal Utilities Authority, Water System

   Revenue 5%, 1/1/2017 (Insured; MBIA)                                                       1,000,000                1,005,160

Bayshore Regional Sewer Authority, Sewer Revenue

   5.50%, 4/1/2012 (Insured; MBIA)                                                            2,000,000                2,124,520

Bergen County Housing Development Corp., Mortgage

   (Park Ridge) 5.95%, 7/1/2025 (Insured; MBIA)                                               1,205,000                1,221,665

Bordentown Sewer Authority, Revenue

   5.375%, 12/1/2020 (Insured; FGIC)                                                          3,880,000                4,004,276

Carteret Board of Education, COP

   6%, 1/15/2024 (Insured, MBIA)                                                                440,000                  479,090

City of Camden:

   Zero Coupon, 2/15/2010 (Insured; FSA)                                                      2,500,000                1,700,775

   Zero Coupon, 2/15/2012 (Insured; FSA)                                                      4,585,000                2,782,499

Clearview Regional High School District

   5.375%, 8/1/2015 (Insured; FGIC)                                                           3,625,000                3,876,829

East Orange:

   Zero Coupon, 8/1/2010 (Insured; FSA)                                                       4,240,000                2,850,934

   Zero Coupon, 8/1/2011 (Insured; FSA)                                                       2,500,000                1,593,350

East Orange Board of Education, COP, LR:

   Zero Coupon, 2/1/2015 (Insured; FSA)                                                       1,420,000                  729,213

   Zero Coupon, 8/1/2016 (Insured; FSA)                                                       1,425,000                  669,949

   Zero Coupon, 8/1/2019 (Insured; FSA)                                                       1,000,000                  394,060

   Zero Coupon, 2/1/2021 (Insured; FSA)                                                       2,845,000                1,035,808

   Zero Coupon, 2/1/2026 (Insured; FSA)                                                       1,845,000                  511,619

   Zero Coupon, 2/1/2028 (Insured; FSA)                                                       2,845,000                  708,746

Essex County Improvement Authority, LR

  (County Correctional Facility Project)

   6%, 10/1/2025 (Insured; FGIC)                                                             10,000,000               10,922,600

Evesham Township Board of Education, COP,

  Lease Purchase Agreement 6.875%, 9/1/2011

   (Prerefunded 9/1/2001) (Insured; FGIC)                                                     3,050,000  (a)           3,132,502

Gloucester Township Municipal Utilities Authority, Sewer

   Revenue 5.65%, 3/1/2018 (Insured; AMBAC)                                                   2,530,000                2,748,820

Hudson County Improvement Authority:

  Facility Lease Revenue 8.681%, 12/1/2025

      (Prerefunded 12/1/2002) (Insured; FGIC)                                                13,835,000  (a,b,c)      15,574,198

   MFHR (Conduit Financing - Observer Park Project)

      6.90%, 6/1/2022 (Insured; FNMA)                                                         4,190,000                4,327,893



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
---------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Jersey City:

   Zero Coupon, 5/15/2010 (Insured; FSA)                                                      4,745,000                3,220,052

   6%, 10/1/2008 (Insured; AMBAC)                                                             2,490,000                2,798,262

Mercer County Improvement Authority, Revenue

   (County Courthouse Project) 5.75%, 11/1/2017                                                 500,000                  530,630

Middlesex County Improvement Authority, Revenue

  Utility System (Perth Amboy Project):

      Zero Coupon 9/1/2020 (Insured; AMBAC)                                                   5,000,000                1,866,900

      Zero Coupon 9/1/2022 (Insured; AMBAC)                                                   5,000,000                1,670,750

State of New Jersey:

   6%, 7/15/2010                                                                              7,400,000                8,408,472

   6%, 5/1/2016                                                                               3,695,000                4,068,380

New Jersey Economic Development Authority, Revenue:

  (Community Mental Health Loan Program)

      8.50%, 7/1/2017                                                                         6,715,000                7,283,895

   (Department of Human Services):

      6.10%, 7/1/2017                                                                         4,370,000                4,728,078

      6.25%, 7/1/2024                                                                         1,390,000                1,514,030

   District Heating and Cooling

      (Trigen - Trenton District Energy Co. L.P. Project):

         6.10%, 12/1/2004                                                                     2,510,000                2,537,961

         6.20%, 12/1/2007                                                                     2,725,000                2,725,136

   Economic Development:

      (American Airlines Inc. Project) 7.10%, 11/1/2031                                       2,855,000                2,931,029

      (Masonic Charity Foundation of New Jersey):

         5.875%, 6/1/2018                                                                     1,250,000                1,336,262

         5.50%, 6/1/2021                                                                      1,920,000                1,966,330

         6%, 6/1/2025                                                                         1,000,000                1,078,220

      (Tevco Inc. Project)

         8.125%, 10/1/2009 (LOC; Credit Lyonnais)                                             2,500,000                2,553,700

   First Mortgage (The Evergreens):

      6%, 10/1/2017                                                                             650,000                  591,506

      6%, 10/1/2022                                                                             700,000                  608,496

      9.25%, 10/1/2022 (Prerefunded 10/1/2002)                                                4,800,000  (a)           5,271,312

   Health, Hospital and Nursing Home

      (Hillcrest Health Service):

         Zero Coupon, 1/1/2012 (Insured; AMBAC)                                               1,000,000                  616,670

         Zero Coupon, 1/1/2013 (Insured; AMBAC)                                               1,000,000                  581,690

         Zero Coupon, 1/1/2015 (Insured; AMBAC)                                               3,250,000                1,675,797

         Zero Coupon, 1/1/2017 (Insured; AMBAC)                                               5,000,000                2,281,400

         Zero Coupon, 1/1/2018 (Insured; AMBAC)                                               2,500,000                1,075,725

         Zero Coupon, 1/1/2020 (Insured; AMBAC)                                               6,500,000                2,511,600

         Zero Coupon, 1/1/2022 (Insured; AMBAC)                                               6,000,000                2,075,280

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority, Revenue (continued):

  Local or Guaranteed Housing,

    First Mortgage (Fellowship Village):

         5.50%, 1/1/2018                                                                      2,950,000                2,570,394

         5.50%, 1/1/2025                                                                      3,000,000                2,502,720

   (Morris Hall / Saint Lawrence Inc. Project)

      5.50%, 4/1/2027 (LOC; Corestates Bank)                                                  3,000,000                3,062,970

   (School Facilities Construction)

      6.87%, 6/15/2018                                                                        5,000,000  (b,c)         5,253,250

   Special Facilities (Continental Airlines Inc. Project):

      6.25%, 9/15/2019                                                                        6,870,000                6,626,321

      7%, 11/15/2030                                                                          6,850,000                7,037,279

   State Lease:

      (Bergen County Administration Complex)

         4.75%, 11/15/2026 (Insured; MBIA)                                                   10,025,000                9,521,244

      (State Office Buildings Project):

         6%, 6/15/2014                                                                        2,425,000                2,701,183

         6%, 6/15/2018                                                                        6,535,000                8,309,824

   Transportation Project Sublease

      5%, 5/1/2018 (Insured; FSA)                                                             2,515,000                2,517,264

   Waste Paper Recycling (Marcal Paper Mills Inc. Project):

      6.25%, 2/1/2009                                                                         6,605,000                6,618,342

      8.50%, 2/1/2010                                                                         5,480,000                5,946,677

   Water Facilities (American Water Co. Inc. Project)

      6.50%, 4/1/2022 (Insured; FGIC)                                                        12,000,000               12,376,800

New Jersey Educational Facilities Authority, Revenue:

  Higher Education Capital Improvement

      5%, 7/1/2030                                                                            3,000,000                3,078,600

   (Rowan University) 5.75%, 7/1/2030                                                        15,405,000               16,308,965

   (Saint Peter's College Project)

      5.375%, 7/1/2018                                                                        1,000,000                  980,350

   (Seton Hall University Project):

      7%, 7/1/2021                                                                            2,320,000                2,366,934

      7%, 7/1/2021 (Prerefunded 7/1/2001)                                                     1,180,000  (a)           1,203,871

   (William Patterson University)

      5.25%, 7/1/2026 (Insured; FGIC)                                                         1,000,000                1,012,520

New Jersey Environmental Infrastructure Trust

   5.25%, 9/1/2018                                                                            4,070,000                4,182,332

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue:

    (Burdette Tomlin Memorial Hospital)

         5.50% 7/1/2029                                                                         525,000                  529,263

      (General Hospital Center at Passaic)

         6.75%, 7/1/2019 (Insured; FSA)                                                         550,000                  654,703


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue (continued):

    (Palisades Medical Center Obligated Group):

         7.50%, 7/1/2006                                                                        560,000                  576,554

         7.50%, 7/1/2006 (Prerefunded 7/1/2002)                                                 920,000  (a)             967,996

         7.60%, 7/1/2021                                                                        950,000                  977,512

         7.60%, 7/1/2021 (Prerefunded 7/1/2002)                                               1,400,000  (a)           1,493,478

      (Raritan Bay Medical Center) 7.25%, 7/1/2014                                           10,500,000               10,517,325

      (Saint Barnabas Health):

         Zero Coupon, 7/1/2023 (Insured; MBIA)                                                6,000,000                1,916,100

      (Saint Elizabeth Hospital Obligated Group):

         6%, 7/1/2014                                                                         2,500,000                2,296,800

         6%, 7/1/2020                                                                         2,425,000                2,123,912

New Jersey Higher Education Assistance Authority, Student

   Loan Revenue 6.125%, 6/1/2017 (Insured; MBIA)                                                600,000                  641,130

New Jersey Highway Authority, Revenue (Garden State

   Parkway) 6%, 1/1/2019                                                                      6,645,000                7,429,044

New Jersey Housing and Mortgage Finance Agency, Revenue:

  Home Buyer:

      5.75%, 4/1/2018 (Insured; MBIA)                                                         1,650,000                1,719,135

      5.90%, 10/1/2029 (Insured; MBIA)                                                        3,795,000                3,911,165

   Multi-Family Housing:

      5.70%, 5/1/2020 (Insured; FSA)                                                          6,000,000                6,233,280

      5.75%, 5/1/2025 (Insured; FSA)                                                          3,000,000                3,122,550

      5.65%, 5/1/2040 (Insured; AMBAC, Guaranteed; FHA)                                      13,000,000               13,129,610

       (Presidential Plaza at Newport Project)

         7%, 5/1/2030 (Insured; FHA)                                                          4,000,000                4,109,160

   Rental Housing (Tiffany Manor) 6.75%, 11/1/2022                                            9,310,000                9,530,926

New Jersey Transit Corp., Lease Purchase Agreement, COP:

  Federal Transit Administration Grants

      5.75%, 9/15/2014 (Insured; AMBAC)                                                       5,000,000                5,437,200

   (Raymond Plaza East Inc.)

      6.50%, 10/1/2016 (Insured; FSA)                                                         3,945,000                4,376,662

New Jersey Transportation Trust Fund Authority

  (Transportation System):

      7%, 6/15/2012 (Insured; MBIA)                                                           6,000,000                7,312,740

      7.306%, 6/15/2014                                                                      12,750,000  (b,c)        13,504,928

      5%, 6/15/2016                                                                          20,610,000               20,818,573

      5%, 6/15/2017                                                                           7,000,000                7,034,090

      5.75%, 6/15/2017                                                                        6,000,000                6,605,640

      5.75%, 6/15/2018                                                                        6,000,000                6,593,700

      5.75%, 6/15/2020                                                                        6,500,000                7,105,215

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Turnpike Authority, Turnpike Revenue

   6.50%, 1/1/2016                                                                            1,000,000                1,181,370

   6.50%, 1/1/2016  (Insured; FSA)                                                              220,000                  254,153

   6.50%, 1/1/2016 (Insured; MBIA)                                                           22,665,000               26,775,751

North Jersey District Water Supply Commission,

  Sewer Revenue (Wanaque South Project)

   6%, 7/1/2019 (Insured; MBIA)                                                               2,000,000                2,231,040

Ocean County Pollution Control Financing Authority, PCR

   (Ciba Geigy Corp. Project) 6%, 5/1/2020                                                   10,000,000               10,410,200

Port Authority of New York and New Jersey:

  Port, Airport, and Marina Improvements Revenue:

    (Consolidated Bond 116th Series)

         4.25%, 10/1/2026 (Insured; AMBAC)                                                    3,930,000                3,367,696

      (Consolidated Bond 119th Series)

         5.50%, 9/15/2016 (Insured; FGIC)                                                     4,650,000                4,800,799

      (Consolidated Bond 121st Series)

         5.375%, 10/15/2035 (Insured; MBIA)                                                   4,950,000                5,047,812

   Special Obligation Revenue:

      (JFK International Air Terminal):

         6.25%, 12/1/2015 (Insured; MBIA)                                                     5,000,000                5,796,350

         5.75%, 12/1/2022 (Insured; MBIA)                                                         5,000                    5,260

         8.442%, 12/1/2022 (Insured; MBIA)                                                    7,485,000  (b,c)         8,264,114

      (U.S. Air LaGuardia Project) 9.125%, 12/1/2015                                          6,500,000                6,741,800

Rahway, COP 5.625%, 2/15/2020 (Insured; MBIA)                                                   600,000                  633,744

South Jersey Transportation Authority, Revenue,

  Port, Airport and Marina Lease (Raytheon

   Aircraft Service Inc. Project) 6.15%, 1/1/2022                                               800,000                  784,032

Union County Utilities Authority, Solid Waste

  Revenue (Ogden Martin)

   5.375%, 6/1/2020 (Insured; AMBAC)                                                          4,990,000                5,099,730

West Deptford Township

   5.50%, 9/1/2019 (Insured; FGIC)                                                            1,800,000                1,882,278

West Orange Board of Education, COP

   6%, 10/1/2024 (Insured; MBIA)                                                                500,000                  544,730

Western Monmouth Utilities Authority, Sewer Revenue

   5.60%, 2/1/2014 (Insured; AMBAC)                                                           2,190,000                2,302,588

Willingboro Municipal Utilities Authority

   5.25%, 1/1/2021 (Insured; AMBAC)                                                           1,000,000                1,019,570



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--8.1%

Commonwealth of Puerto Rico

   5.65%, 7/1/2015 (Insured; MBIA)                                                            2,000,000                2,210,920

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      7.151%, 7/1/2007                                                                       11,100,000  (b)          11,946,375

      6.118%, 7/1/2009                                                                        2,950,000  (b)           3,167,562

      6.625%, 7/1/2018 (Prerefunded 7/1/2002)                                                13,000,000  (a)          13,699,920

      5%, 7/1/2036                                                                            8,000,000                7,666,320

Puerto Rico Housing Bank and Finance Agency,

  SFMR (Affordable Housing Mortgage)

   6.25%, 4/1/2029 (Guaranteed; FNMA, GNMA)                                                     280,000                  290,912

Virgin Islands Public Finance Authority, Revenues,

  Gross Receipts Taxes Loan Note:

      6.375%, 10/1/2019                                                                       2,000,000                2,151,000

      6.50%, 10/1/2024                                                                        3,000,000                3,233,670

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $502,473,955)                                                                                               527,972,508
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.9%
-----------------------------------------------------------------------------------------------------------------------------------

Port Authority of New York and New Jersey

  Special Obligation Revenue, VRDN:

      3.30% (SBPA; Landesbank Hessen-Thurgen)                                                 6,800,000  (d)           6,800,000

      3.30% (SBPA; Bank of Nova Scotia)                                                       3,500,000  (d)           3,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $10,300,000)                                                                                                 10,300,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $512,773,955)                                                                            98.5%              538,272,508

CASH AND RECEIVABLES (NET)                                                                         1.5%                8,037,813

NET ASSETS                                                                                       100.0%              546,310,321

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SBPA                      Standby Bond Purchase
                             Agreement

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              59.9

AA                               Aa                              AA                                                9.4

A                                A                               A                                                10.2

BBB                              Baa                             BBB                                               5.9

BB                               Ba                              BB                                                3.8

F1                               Mig1                            SP1                                               1.9

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      8.9

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30 2001,
     THESE SECURITIES AMOUNTED TO $42,596,490 OR 7.8% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           512,773,955   538,272,508

Interest receivable                                                   8,825,226

Receivable for shares of Common Stock subscribed                          5,000

Prepaid expenses                                                         11,112

                                                                    547,113,846
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           395,134

Cash overdraft due to Custodian                                         349,795

Accrued expenses                                                         58,596

                                                                        803,525
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      546,310,321
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     526,382,267

Accumulated undistributed investment income--net                        752,337

Accumulated net realized gain (loss) on investments                 (6,322,836)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           25,498,553
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     546,310,321
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      42,353,607

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          12.90

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     15,259,791

EXPENSES:

Management fee--Note 3(a)                                            1,584,639

Shareholder servicing costs--Note 3(b)                                 752,779

Directors' fees and expenses--Note 3(c)                                 48,168

Professional fees                                                       44,059

Custodian fees                                                          28,763

Prospectus and shareholders' reports--Note 3(b)                         17,866

Registration fees                                                        5,186

Loan commitment fees--Note 2                                             2,593

Miscellaneous                                                           13,430

TOTAL EXPENSES                                                       2,497,483

Less--reduction in management fee due to
   undertaking--Note 3(a)                                             (210,942)

NET EXPENSES                                                         2,286,541

INVESTMENT INCOME--NET                                              12,973,250
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                308,235

Net unrealized appreciation (depreciation) on investments            1,603,726

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,911,961

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,885,211

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)    December 31, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,973,250           26,161,871

Net realized gain (loss) on investments           308,235           (1,909,221)

Net unrealized appreciation (depreciation)
   on investments                               1,603,726           30,643,039

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   14,885,211           54,895,689
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

INVESTMENT INCOME--NET                       (13,035,249)         (26,021,198)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  47,914,918          42,656,667

Dividends reinvested                            9,312,632          18,592,653

Cost of shares redeemed                      (37,050,789)         (92,218,854)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 20,176,761          (30,969,534)

TOTAL INCREASE (DECREASE) IN NET ASSETS       22,026,723           (2,095,043)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           524,283,598         526,378,641

END OF PERIOD                                 546,310,321         524,283,598

Undistributed investment income--net              752,337            140,673
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,747,707          3,448,647

Shares issued for dividends reinvested            724,346          1,503,186

Shares redeemed                                (2,877,221)        (7,504,693)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,594,832         (2,552,860)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                         Six Months Ended
                                          June 30, 2001(c)                                 Year Ended December 31,
                                                                   ----------------------------------------------------------------

                                               (Unaudited)         2000           1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.86        12.15          13.37         13.35          13.00         13.53

Investment Operations:

Investment income--net                                 .31          .63            .64           .65            .68           .72

Net realized and unrealized
   gain (loss) on investments                          .05          .71          (1.18)          .11            .44          (.30)

Total From Investment Operations                       .36         1.34           (.54)          .76           1.12           .42

Distributions:

Dividends from investment
   income--net                                       (.32)         (.63)         (.64)          (.65)          (.68)         (.72)

Dividends from net realized gain
   on investments                                       --           --          (.04)          (.09)          (.09)         (.23)

Total Distributions                                  (.32)         (.63)         (.68)          (.74)          (.77)         (.95)

Net asset value, end of period                       12.90        12.86         12.15          13.37          13.35         13.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.65(a)     11.29         (4.24)          5.82           8.84          3.43
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .86(a)       .85           .89            .90            .80           .80

Ratio of net investment income
   to average net assets                              4.91(a)      5.13          4.94           4.86           5.23          5.46

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                             .08(a)       .10           .05            .04            .14           .14

Portfolio Turnover Rate                              17.88(b)     27.91         37.02          36.69          28.01         31.30
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     546,310      524,284       526,379        606,388        596,218       593,949

(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

(C)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD  ENDED JUNE 30, 2001 WAS TO INCREASE NET  INVESTMENT  INCOME PER
     SHARE BY $.00 AND  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN (LOSS) ON
     INVESTMENTS  PER SHARE BY $.00;  RATIOS WERE NOT AFFECTED BY THESE CHANGES.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the fund's Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,398 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $6,446,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, $3,113,000 of the carryover expires in fiscal 2007 and $3,333,000 expires in fiscal 2008.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expense, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $210,942 during the period ended June 30, 2001.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of .25 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also sep-

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

arately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended June 30, 2001, the fund was charged $661,975 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2001, the fund was charged $78,462 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended June 30, 2001, redemption fees charged and retained by the fund amounted to $3,878.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001 amounted to $138,030,070 and $92,035,760, respectively.


At  June  30,  2001,  accumulated net unrealized appreciation on investments was
$25,498,553,   consisting  of  $27,976,493  gross  unrealized  appreciation  and
$2,477,940 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to January 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $673,663 reduction in accumulated undistributed investment income-net and a corresponding $673,663 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on January 1, 2001.

The effect of this change for the period ended June 30, 2001 was to increase net investment income by $5,242, increase net unrealized appreciation (depreciation) by $7,886 and decrease net realized gains (losses) by $13,128. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

                                                           For More Information

                        Dreyfus New Jersey Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  750SA0601